UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

June [    •    ], 2012

Dear Shareholder,

        You are invited to attend the Extraordinary General Meeting of Shareholders of TE Connectivity Ltd., to be held on July 25, 2012 at 1:00 p.m., Eastern Daylight Time (7:00 p.m., Central European Summer Time), at the offices of Tyco Electronics Corporation, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, U.S.A. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Extraordinary General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by promptly completing, signing, and dating your proxy card and returning it in the enclosed envelope.

        We look forward to seeing you at the meeting.

Sincerely,

Frederic M. Poses
Chairman of the Board

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

Contents

	Invitation to the Extraordinary General Meeting of Shareholders	1
	Proxy Statement	3
	Questions and Answers About This Proxy Statement and Voting	3
	Security Ownership of Certain Beneficial Owners and Management	10
•	Agenda Item No. 1—Approval of Reallocation of Legal Reserves (Reserves from Capital Contributions) to Free Reserves (Reserves from Capital Contributions)	13
•	Agenda Item No. 2—Approval of any Adjournments or Postponements of the Extraordinary General Meeting	14
	Additional Information	14
	TE Connectivity 2013 Annual General Meeting of Shareholders	14
	Where You Can Find More Information	15
•	Agenda items to be voted upon at the meeting

Extraordinary General Meeting Proxy Statement            i

TE CONNECTIVITY LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to the Extraordinary General Meeting of Shareholders

Time and Date:	1:00 p.m., Eastern Daylight Time (7:00 p.m., Central European Summer Time), on July 25, 2012
Place:	Tyco Electronics Corporation, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, U.S.A.
Agenda Items:	1. Approval of reallocation of legal reserves (reserves from capital contributions) to free reserves (reserves from capital contributions);
2. Approval of any adjournments or postponements of the meeting; and
3. Transaction of any other business properly brought at the meeting.
Persons Who Will Receive Proxy Materials:

A copy of the proxy materials, including a proxy card, has been sent to each shareholder registered in our share register as of the close of business (Eastern Daylight Time) on June 6, 2012. A copy of the proxy materials also will be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Daylight Time) on July 5, 2012.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Daylight Time) on July 5, 2012 have the right to attend the Extraordinary General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee. Beneficial owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Extraordinary General Meeting.

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Extraordinary General Meeting have the right to appoint as proxy the TE Connectivity officers named in the enclosed proxy card. Alternatively, they may appoint Lisa Schneider, SODALI Ltd., as independent proxy, pursuant to article 689c of the Swiss Code of Obligations with full rights of substitution by marking the appropriate box on and submitting the enclosed proxy card, or grant a written proxy to any person, who does not need to be a shareholder.

Extraordinary General Meeting Proxy Statement            1

The proxies granted to the TE Connectivity officers named in the proxy card or the independent proxy must be received no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on July 24, 2012. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by voting in person at the meeting, or, subject to timing limitations, by delivering a subsequent proxy or by notifying the Secretary of TE Connectivity or the independent proxy in writing of such revocation.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the TE Connectivity officers acting as proxy and the independent proxy will vote according to the recommendation of the Board of Directors of TE Connectivity. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Extraordinary General Meeting are being put forth at the meeting, the TE Connectivity officers acting as proxy will vote in accordance with the recommendation of the Board of Directors, as will the independent proxy.

Proxy Holders of Deposited Shares:

Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to TE Connectivity officers or the independent proxy must inform TE Connectivity of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time), on July 24, 2012. This information must be mailed to: TE Connectivity Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

Date of Mailing:

This Invitation to the Extraordinary General Meeting of Shareholders and Proxy Statement and the enclosed proxy card are first being sent on or about June [    •    ], 2012 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Daylight Time) on June 6, 2012.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

June [    •    ], 2012

2            Extraordinary General Meeting Proxy Statement

PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON WEDNESDAY, JULY 25, 2012

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        TE Connectivity's Board of Directors is soliciting your proxy to vote at the Extraordinary General Meeting to be held at 1:00 p.m., Eastern Daylight Time (7:00 p.m., Central European Summer Time), on July 25, 2012, at Tyco Electronics Corporation, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, U.S.A. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have sent this proxy statement and proxy card to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Daylight Time) on June 6, 2012. We also will send a copy of this proxy statement and proxy card to any additional shareholders who become registered in our share register after the close of business (Eastern Daylight Time) on June 6, 2012 and continue to be registered in our share register at the close of business (Eastern Daylight Time) on July 5, 2012. Distribution of this proxy statement and a proxy card to shareholders is scheduled to begin on or about June [    •    ], 2012.

        We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Daylight Time) on June 6, 2012 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders and to do the same for any additional beneficial owners who acquire their shares after June 6, 2012 and continue to hold them at the close of business (Eastern Daylight Time) on July 5, 2012. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for these materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Extraordinary General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The enclosed proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be Held on July 25, 2012: Our proxy statement for the Extraordinary General Meeting to be held on July 25, 2012 is available at http://www.te.com/2012ExtraordinaryMeeting.

What agenda items are scheduled to be voted on at the meeting?

        The two agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: Approval of reallocation of legal reserves (reserves from capital contributions) to free reserves (reserves from capital contributions); and

    •
    Agenda Item No. 2: Approval of any adjournments or postponements of the meeting.

Extraordinary General Meeting Proxy Statement            3

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        TE Connectivity's Board of Directors recommends that you vote FOR each of the agenda items listed above. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items. On April 30, 2012, our directors and executive officers and their affiliates beneficially owned approximately 1.4% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded these proxy materials, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these materials. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Daylight Time) on July 5, 2012 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders will have become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Daylight Time) on July 5, 2012 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Daylight Time) on June 6, 2012 but sell or otherwise transfer those shares before the close of business (Eastern Daylight Time) on July 5, 2012?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Daylight Time) on June 6, 2012 but sell or otherwise transfer those shares before the close of business (Eastern Daylight Time) on July 5, 2012.

4            Extraordinary General Meeting Proxy Statement

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Extraordinary General Meeting?

        For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver's license or a passport. Shareholders of record with voting rights should bring the portion of the proxy card marked "Admission Ticket" to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area account statements or letters from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Daylight Time) on July 5, 2012.

        Registration will begin at 12:00 p.m., Eastern Daylight Time (6:00 p.m., Central European Summer Time), and the meeting will begin at 1:00 p.m., Eastern Daylight Time (7:00 p.m., Central European Summer Time). See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Extraordinary General Meeting.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Extraordinary General Meeting:    If you are a shareholder of record with voting rights of TE Connectivity registered shares who plans to attend the Extraordinary General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

  Even if you plan to be present at the Extraordinary General Meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy. If you are a holder of record, you may still attend the Extraordinary General Meeting and vote in person.

        By Mail:    If you are a holder of record with voting rights, you may vote by marking, dating and signing the enclosed proxy card and returning it by mail for receipt by no later than indicated below. You may appoint the officers of TE Connectivity named in the proxy card, with full rights of substitution, as your proxy. If you appoint officers of TE Connectivity as your proxy, you will need to send your proxy card to TE Connectivity Ltd., c/o Computershare Shareowner Services, P.O. Box 3550, South Hackensack, NJ 07606-9250, U.S.A. Alternatively, you may authorize the independent proxy, Lisa Schneider, SODALI Ltd., with full rights of substitution, to vote your shares on your behalf. If you appoint the independent proxy, you will need to send your proxy card directly to the independent proxy at the following address: Lisa Schneider, SODALI Ltd., 1511 Sunday Drive, Suite 214, Raleigh, NC 27607, U.S.A.

Extraordinary General Meeting Proxy Statement            5

  In order to assure that your votes are tabulated in time to be voted at the Extraordinary General Meeting, you must submit your proxy card so that it is received by 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on July 24, 2012.

        If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted FOR each of the agenda items for which you have not clearly indicated votes as recommended by our Board of Directors. If any other matters are properly presented at the meeting, the TE Connectivity officers or the independent proxy, as applicable, will vote the shares represented by all properly executed proxies in accordance with the recommendation of the Board of Directors.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

        At the Extraordinary General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Extraordinary General Meeting unless you have a proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

Can I vote by telephone or via the Internet?

        If you are a shareholder of record, you cannot vote by telephone or via the Internet. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone or Internet voting instructions.

How do I appoint TE Connectivity officers as my proxy?

        If you properly fill in your proxy card and mark the appropriate box so as to appoint officers of TE Connectivity as your proxy, with full rights of substitution, and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, you will be deemed to appoint officers of TE Connectivity as your proxy and your proxy will vote your shares FOR each of the agenda items listed in the Invitation to the Extraordinary General Meeting of Shareholders as recommended by the Board of Directors. Alternatively, you can grant a proxy to the independent proxy as described below.

        If a new agenda item or a new motion or proposal for an existing agenda item is properly presented to the Extraordinary General Meeting, the TE Connectivity officers acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time of printing this proxy statement, we know of no matters to be acted on at the Extraordinary General Meeting other than those discussed in the Invitation to the Extraordinary General Meeting of Shareholders and this proxy statement.

How do I appoint the independent proxy as my proxy?

        If you are a shareholder of record with voting rights, you may authorize the independent proxy, Lisa Schneider, SODALI Ltd., with full rights of substitution, to vote your shares on your behalf by marking the box corresponding to the independent proxy on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the

6            Extraordinary General Meeting Proxy Statement

Invitation to the Extraordinary General Meeting of Shareholders. If new agenda items (other than those in the Invitation) or new motions or proposals with respect to those agenda items set forth in the Invitation are properly being put forth at the Extraordinary General Meeting, the independent proxy will vote in accordance with the recommendation of the Board of Directors. Proxy cards authorizing the independent proxy to vote shares on your behalf must be sent by mail directly to the independent proxy at the following address: Lisa Schneider, SODALI Ltd., 1511 Sunday Drive, Suite 214, Raleigh, NC 27607, U.S.A. These proxy cards must be received no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time), on July 24, 2012.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe that each of the matters set forth herein is considered "routine."

What if I am a proxy holder of deposited shares?

        Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to TE Connectivity officers or the independent proxy must inform TE Connectivity of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time), on July 24, 2012. This information must be mailed to: TE Connectivity Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

What will happen if I don't vote my shares?

        If you are a shareholder of record and you do not sign and return your proxy card, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return your signed proxy card but make no direction as to how your shares are to be voted, your shares will be voted "FOR" each of the agenda items and in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Extraordinary General Meeting.

        If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements your bank or broker may vote your shares in its discretion on all agenda items listed in the Invitation to the Extraordinary General Meeting of Shareholders.

How many shares can vote at the Extraordinary General Meeting?

        Our registered shares are our only class of voting stock. As of June 6, 2012, there were [    •    ] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Daylight Time) on July 5, 2012 will not be entitled to attend, vote or grant proxies to vote at, the Extraordinary General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Extraordinary General Meeting will be entitled to one vote per share for each matter presented at the Extraordinary General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Daylight Time) on July 5, 2012 and who are registered with voting rights may vote in person at the Extraordinary General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Extraordinary General Meeting."

Extraordinary General Meeting Proxy Statement            7

What quorum is required for the Extraordinary General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Extraordinary General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        Each agenda item requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Extraordinary General Meeting in person or by proxy. An absolute majority means at least half plus one additional vote represented at a general meeting of shareholders.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a majority required to approve such agenda item and will therefore have the effect of an AGAINST vote on that item. See "—What will happen if I don't vote my shares?" for a discussion of when a broker may vote your shares when the broker has not received instructions from you as to how to vote. Abstentions and broker non-votes are counted for quorum purposes.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. Computershare Shareowner Services has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have granted a proxy to designated officers of TE Connectivity, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a later dated proxy card at or before the meeting, by notifying our Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Written revocations should be directed to:

        Secretary
        TE Connectivity Ltd.
        Rheinstrasse 20
        CH-8200 Schaffhausen, Switzerland

        If you are a shareholder of record and have granted a proxy to the independent proxy, Lisa Schneider, SODALI Ltd., you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a revocation letter, and new proxy, if applicable, directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on July 24, 2012. Written revocations should be directed to the following address: Lisa Schneider, SODALI Ltd., 1511 Sunday Drive, Suite 214, Raleigh, NC 27607, U.S.A.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

8            Extraordinary General Meeting Proxy Statement

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change or revoke your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Daylight Time) on July 5, 2012, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Extraordinary General Meeting, shareholders may ask questions or make comments relating to agenda items when permitted by the moderator.

Whom may I contact for assistance?

        You should contact Innisfree M&A Incorporated, who we have engaged as a proxy solicitor for the Extraordinary General Meeting. The contact information for Innisfree is below:

    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York, New York 10022, United States of America
    Shareholders call toll free 877-750-9497 (U.S. and Canada)
    or collect +1-412-232-3651 (international)
    Banks and brokerage firms call collect 212-750-5834

Extraordinary General Meeting Proxy Statement            9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of April 30, 2012 by each director and by each executive officer named in the Summary Compensation Table appearing in "Executive Officer Compensation" of our definitive Proxy Statement filed with the Securities and Exchange Commission ("SEC") on January 13, 2012, and by all of our executive officers and directors as a group. The address of our executive officers and directors is c/o TE Connectivity, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(4)	2,769,826
Alan C. Clarke(2)(4)	178,564
Terrence R. Curtin(2)(4)	532,496
Joseph B. Donahue(2)(4)	314,368
Robert A. Scott(2)(4)(5)	321,893
Pierre R. Brondeau(3)(6)	23,689
Juergen W. Gromer(3)(6)	103,720
William A. Jeffrey(3)	1,654
Yong Nam(3)	1,654
Daniel J. Phelan(3)(6)	22,194
Frederic M. Poses(3)(6)(7)	345,062
Lawrence S. Smith(3)(6)(8)	37,018
Paula A. Sneed(3)(6)	26,009
David P. Steiner(3)(6)	22,194
John C. Van Scoter(3)(6)	19,451
All directors and executive officers as a group (22 persons)(4)(6)(9)	6,006,169

(1)
The number shown reflects the number of shares owned beneficially as of April 30, 2012 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after April 30, 2012. All directors and executive officers as a group beneficially owned 1.4% of the outstanding shares as of April 30, 2012. No director or executive officer appearing in the above table beneficially owned 1% or more of the outstanding shares as of April 30, 2012.

(2)
The named person is a named executive officer in our definitive Proxy Statement filed with the SEC on January 13, 2012.

(3)
The named person is a director.

(4)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after April 30, 2012 as follows: Mr. Lynch—2,515,039; Mr. Clarke—174,622; Mr. Curtin—492,315; Mr. Donahue—279,924; Mr. Scott—304,509; all executive officers as a group—4,912,136. Includes restricted stock units vesting within

10            Extraordinary General Meeting Proxy Statement

  60 days after April 30, 2012 as follows: Mr. Donahue—417; all executive officers as a group—417.

(5)
Includes 7,510 shares held in trusts over which Mr. Scott does not have dispositive power. Mr. Scott disclaims beneficial ownership of such shares.

(6)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—11,495; Dr. Gromer—26,243; Mr. Phelan—11,495; Mr. Poses—12,885; Mr. Smith—15,384; Ms. Sneed—14,110; Mr. Steiner—11,495; Mr. Van Scoter—6,156. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, TE Connectivity will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(7)
Includes 140,000 shares held in a trust over which Mr. Poses does not have dispositive power. Mr. Poses disclaims beneficial ownership of such shares.

(8)
Includes 1,860 shares held in a trust and 3,000 shares held in a family limited partnership over which Mr. Smith has dispositive power. Mr. Smith disclaims beneficial ownership of such shares. Also includes 15,671 shares that either are or could be pledged as security for certain margin account transactions.

(9)
Includes 11,678 shares held in a trust over which an executive officer has dispositive power. Also includes 300 shares, 11,678 shares and 25,003 shares held by three executive officers, respectively, that either are or could be pledged as security for certain margin account transactions. See also notes (5), (7) and (8) above.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares as of April 30, 2012.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	34,866,120	8.2%
Janus Capital Management LLC(2) 151 Detroit Street Denver, CO 80206	29,600,102	6.9%
Capital World Investors(3) 333 South Hope Street Los Angeles, CA 90071	23,946,500	5.6%
Harris Associates L.P.(4) Two North LaSalle Street, Suite 500 Chicago, IL 60602	23,137,428	5.4%

(1)
This information is based on a Schedule 13G/A filed with the SEC on February 10, 2012 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—33,498,619 and sole dispositive power—34,866,120.

(2)
This information is based on a Schedule 13G filed with the SEC on February 14, 2012 by Janus Capital Management LLC ("Janus Capital"). Janus Capital reported the following information in its Schedule 13G. It has a direct 94.8% ownership stake in INTECH Investment Management ("INTECH") and a direct 77.8% ownership stake in Perkins

Extraordinary General Meeting Proxy Statement            11

  Investment Management LLC ("Perkins"). Due to the above ownership structure, holdings for Janus Capital, Perkins and INTECH are aggregated for purposes of the Schedule 13G filing. Janus Capital, Perkins and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively, the "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 29,158,602 shares held by the Managed Portfolios and has sole voting and dispositive power with respect to these shares. As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, INTECH may be deemed to be the beneficial owner of 441,500 shares held by the Managed Portfolios and Janus Capital has shared voting and dispositive power with respect to these shares.

(3)
This information is based on a Schedule 13G filed with the SEC on February 10, 2012 by Capital World Investors, a division of Capital Research and Management Company ("CRMC"), which reported sole voting and sole dispositive power as follows: sole voting power—23,946,500 and sole dispositive power—23,946,500. As a result of CRMC's role as investment advisor to various investment companies, Capital World Investors may be deemed to be the beneficial owner of the shares.

(4)
This information is based on a Schedule 13G filed with the SEC on February 14, 2012 by Harris Associates L.P. and its general partner, Harris Associates Inc., which reported sole voting power and sole dispositive power as follows: sole voting power—23,137,428 and sole dispositive power—23,137,428. As a result of advisory and other relationships with persons who own the shares, Harris Associates L.P. may be deemed to be the beneficial owner of the shares.

12            Extraordinary General Meeting Proxy Statement

AGENDA ITEM NO. 1—APPROVAL OF REALLOCATION OF LEGAL RESERVES
(RESERVES FROM CAPITAL CONTRIBUTIONS) TO FREE RESERVES
(RESERVES FROM CAPITAL CONTRIBUTIONS)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve the reallocation of legal reserves (reserves from capital contributions) as of March 30, 2012 (CHF 9,745 million) to free reserves (reserves from capital contributions) on our Swiss statutory balance sheet, with effect as of March 30, 2012.

Explanation

        The reallocation of legal reserves to free reserves will permit us to optimize the duration that we can pay dividends to shareholders without deduction of Swiss withholding tax from our free reserves (reserves from capital contributions) on our Swiss statutory balance sheet. We are seeking shareholder approval as shareholders must approve the reallocation of reserves from one equity account on our balance sheet to another account.

        The presentation requirements of the Swiss Corporate Tax Law Reform II (the "Tax Law") (which was effective as of January 1, 2011), as interpreted by the Swiss Federal Tax Administration ("FTA"), require that contributed surplus (that is, reserves from capital contributions) be reflected in the legal reserves (reserves from capital contributions) account in Swiss statutory financial statements. When TE Connectivity changed its place of incorporation to Switzerland in 2009, we recorded our contributed surplus in the free reserves account in our Swiss statutory balance sheet, as then permitted by the FTA. Subsequent to the enactment of the Tax Law at January 1, 2011, we engaged in discussions with the FTA regarding our balance sheet classification, with the expectation that we would be able to continue to classify our contributed surplus in the free reserves account in our Swiss statutory balance sheet. We and the FTA had not yet reached a final determination on the balance sheet classification at the time of our Annual General Meeting of Shareholders on March 7, 2012 (the "2012 AGM"), and consequently asked our shareholders to approve, and received approval of, the reallocation of free reserves (reserves from capital contributions) as of September 30, 2011 (CHF 9,745 million), to legal reserves (reserves from capital contributions) to conform to the Tax Law presentation requirements.

        We noted in our definitive Proxy Statement for the 2012 AGM that if we reached a favorable outcome with the FTA regarding the balance sheet classification, we would seek shareholder approval to reverse the classification approved at the 2012 AGM. We recently reached a final determination with the FTA which agreed that we can continue to record our contributed surplus in free reserves, and consequently, we are seeking shareholder approval to reallocate our legal reserves (reserves from capital contributions) to free reserves (reserves from capital contributions) as was in effect when TE Connectivity changed its place of incorporation to Switzerland in 2009. This result is beneficial to shareholders as it permits us to optimize the duration that we can pay dividends to shareholders without deduction of Swiss withholding tax.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 1. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Extraordinary General Meeting Proxy Statement            13

AGENDA ITEM NO. 2—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE EXTRAORDINARY GENERAL MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Extraordinary General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to approve Agenda Item No. 1 at the time of the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2. Proxies will be so voted unless shareholders specify otherwise in their proxies.

ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged Innisfree M&A Incorporated as the proxy solicitor for the Extraordinary General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of TE Connectivity are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0)52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 30, 2011 containing our audited consolidated financial statements with accompanying notes and additionally required Swiss disclosures and our audited Swiss statutory financial statements prepared in accordance with Swiss law are available to shareholders free of charge on our website at www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

TE CONNECTIVITY 2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        TE Connectivity anticipates that the 2013 Annual General Meeting of Shareholders will be held on or about March 6, 2013.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity's articles of association will be considered for inclusion in TE Connectivity's 2013 proxy statement and proxy card for the meeting if the proposal is received in

14            Extraordinary General Meeting Proxy Statement

writing by TE Connectivity's Secretary no later than September 29, 2012. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity's articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of TE Connectivity's articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        TE Connectivity will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings also are available to the public at the SEC's website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

Extraordinary General Meeting Proxy Statement            15

ADMISSION TICKET

Extraordinary General Meeting

of

Shareholders of

TE Connectivity Ltd.

July 25, 2012

1:00 p.m., Eastern Daylight Time

7:00 p.m., Central European Summer Time

Tyco Electronics Corporation, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, U.S.A.

In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card to either of the following addresses so that it is received by 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on July 24, 2012.

If granting a proxy to the Company Officers: TE Connectivity Ltd. c/o Computershare Shareowner Services P. O. Box 3550 South Hackensack, New Jersey 07606-9250 United States of America	If granting a proxy to the Independent Proxy: Lisa Schneider SODALI Ltd. 1511 Sunday Drive Suite 214 Raleigh, North Carolina 27607 United States of America

FOLD AND DETACH HERE

TE CONNECTIVITY LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Card for use at the Extraordinary General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on July 25, 2012 at 1:00 p.m., Eastern Daylight Time, at Tyco Electronics Corporation, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, U.S.A.

☐

The person signing on the reverse side of this card, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, Thomas J. Lynch, Terrence R. Curtin or Robert A. Scott, or any of them, (the “Company Officers”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Company Officers address above for return of proxy card.

☐

The person signing on the reverse side of this card, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Lisa Schneider, SODALI Ltd., (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Independent Proxy address above for return of proxy card.

Please indicate on the reverse side of this card how the shares represented by the Company Officers or the Independent Proxy are to be voted. If this card is returned duly signed but without any indication as to the appointment of the proxy above or how the shares are to be voted in respect of any of the resolutions described on the reverse side, the shareholder will be deemed to have appointed the Company Officers as the shareholder’s proxy and/or to have directed the proxy to vote “FOR” all of the agenda items described on the reverse side.

PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)	COMPUTERSHARE SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

TE Connectivity Ltd.	Note:
	1.	In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated.
2.

In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders.

	3.	Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Please mark your votes as indicated in this example.	☒

If no direction is made, this proxy will be voted “FOR” each agenda item.

The Board of Directors recommends a vote “FOR” each agenda item.

		FOR	AGAINST	ABSTAIN

1	To approve the reallocation of legal reserves (from capital contributions) (CHF 9,745 million) to free reserves	☐	☐	☐

2	To approve any adjournments or postponements of the Extraordinary General Meeting	☐	☐	☐

In the event of other agenda items or proposals during the Extraordinary General Meeting on which voting is permissible under Swiss law, the Company Officers or the Independent Proxy, as applicable, will vote your shares in accordance with the respective recommendation of the Board of Directors.

Mark Here for Address Change or Comments	☐

SEE REVERSE

Signature	Name/Title	Date